Execution Version

EXHIBIT 10.1

TENTH AMENDMENT TO CREDIT AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 30, 2023 (this “Amendment”), is made by and among Starry, Inc., a Delaware corporation (the “Company” or “Borrower Representative”), the other Borrowers, the lenders listed on the signature pages hereto and ARROWMARK AGENCY SERVICES LLC, a Delaware limited liability company, in its capacity as Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement (as defined below).

STATEMENT OF PURPOSE:

WHEREAS, the Company, each Subsidiary of the Company listed as a “Borrower” on the signature pages thereto, the Administrative Agent and the financial institutions listed on the signature pages thereto as Lenders (the “Lenders”) are party to that certain Amended and Restated Credit Agreement, dated as of December 13, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Tenth Amendment Effective Date (as defined below), the “Credit Agreement”);

WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrower Representative has made an Incremental Tranche D Loan Request for one or more Tranche D Lenders to commit to provide Incremental Tranche D Loans to the Borrowers in an aggregate principal amount of $11,000,000;

WHEREAS, each Tranche D Lender listed on the signature pages hereto (in such capacity, each a “Tenth Amendment Incremental Tranche D Lender” and collectively, the “Tenth Amendment Incremental Tranche D Lenders”) has committed to provide an Incremental Tranche D Loan on the terms and conditions set forth herein;

WHEREAS, in accordance with Section 9.02(c) thereof, the Credit Agreement may be amended to give effect to the provisions of Section 2.19 thereof with the consent of the Borrower Representative, on behalf of itself and the other Borrowers, and the Administrative Agent;

WHEREAS, pursuant to Section 9.02(b) thereof, the Credit Agreement may be amended with the consent of the Borrower Representative, on behalf of itself and the other Borrowers, the Required Lenders, Birch Grove and the Administrative Agent; and

WHEREAS, the Borrower Representative, on behalf of itself and the other Borrowers, the Lenders party hereto (constituting the Required Lenders, determined immediately prior to giving effect to the Tenth Amendment Transactions), Birch Grove, the Tenth Amendment Incremental Tranche D Lenders and the Administrative Agent have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

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1.
Tenth Amendment Incremental Tranche D Loans.
(a)
Each Tenth Amendment Incremental Tranche D Lender hereby confirms that it has made an Incremental Tranche D Commitment (a “Tenth Amendment Incremental Tranche D Commitment”) in the amount set forth opposite the name of such Lender on Schedule 1 hereto. The aggregate amount of the Tenth Amendment Incremental Tranche D Commitments is $11,000,000.
(b)
Each Tenth Amendment Incremental Tranche D Lender hereby agrees that (i) effective on and at all times after the Tenth Amendment Effective Date, in addition to any obligations of such Lender in respect of Loans or Commitments of such Lender outstanding prior to the Tenth Amendment Effective Date, such Tenth Amendment Incremental Tranche D Lender will be bound by all obligations of a Lender under the Amended Credit Agreement in respect of its Tenth Amendment Incremental Tranche D Commitment and (ii) subject to the satisfaction of the conditions set forth in Section 5 hereof, on the Tenth Amendment Effective Date such Lender will fund an Incremental Tranche D Loan to the Borrowers in a principal amount equal to its Tenth Amendment Incremental Tranche D Commitment (each such Incremental Tranche D Loan, a “Tenth Amendment Incremental Tranche D Loan” and collectively, the “Tenth Amendment Incremental Tranche D Loans”).
(c)
Each Tenth Amendment Incremental Tranche D Lender hereby agrees that it shall be deemed to be, and shall become, a “Tenth Amendment Incremental Tranche D Lender,” an “Incremental Tranche D Lender,” a “Tranche D Lender” and a “Lender” for all purposes of, and subject to all the obligations of a “Tenth Amendment Incremental Tranche D Lender,” an “Incremental Tranche D Lender,” a “Tranche D Lender” and a “Lender” under, the Amended Credit Agreement and the other Loan Documents.
(d)
The Borrowers and the Administrative Agent hereby agree that from and after the Tenth Amendment Effective Date, each Tenth Amendment Incremental Tranche D Lender shall be deemed to be, and shall become, a “Tenth Amendment Incremental Tranche D Lender,” an “Incremental Tranche D Lender,” a “Tranche D Lender” and a “Lender” for all purposes of, and with all the rights and remedies of a “Tenth Amendment Incremental Tranche D Lender,” an “Incremental Tranche D Lender,” a “Tranche D Lender” and a “Lender” under, the Amended Credit Agreement and the other Loan Documents.
(e)
The Tenth Amendment Incremental Tranche D Loans will be deemed to be “Loans” as defined in the Amended Credit Agreement for all purposes of the Amended Credit Agreement and the other Loan Documents having terms and provisions identical to those applicable to all Loans outstanding on the date hereof immediately prior to the Tenth Amendment Effective Date (the “Existing Term Loans”) except as otherwise provided in this Amendment and the Amended Credit Agreement. The Tenth Amendment Incremental Tranche D Loans shall be treated as part of a single class of Loans with the Initial Tranche D Loans and the Delayed Draw Tranche D Loans but shall be treated as a different class from the Existing Term Loans other than the Initial Tranche D Loans and the Delayed Draw Tranche D Loans.

2.
Acknowledgments. Each Tenth Amendment Incremental Tranche D Lender, by delivering its signature page to this Amendment on the Tenth Amendment Effective Date, (i) confirms that it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(a) or (b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to make the Tenth Amendment Incremental Tranche D Loans; (ii) confirms that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to make the Tenth Amendment Incremental Tranche D Loans; (iii) irrevocably appoints ArrowMark Agency Services LLC to act on its behalf as the Administrative Agent under the Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender.
3.
Amendments to Credit Agreement.
(a)
Effective as of the Tenth Amendment Effective Date, the Credit Agreement is hereby amended to delete all stricken text (indicated textually in the same manner as the following example: ~~strike-through text~~) and to add all double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the conformed Credit Agreement attached hereto as Exhibit A (the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”).
(b)
Schedule 2.01 of the Credit Agreement is hereby amended by adding thereto the Tenth Amendment Incremental Tranche D Commitments of the Tenth Amendment Incremental Tranche D Lenders as set forth on Schedule 1 hereto.
4.
Representations and Warranties of the Borrowers. The Borrower Representative and each other Borrower hereby represents and warrants to the Administrative Agent, the Lenders as of the date hereof (determined immediately prior to giving effect to the Tenth Amendment Transactions), and the Tenth Amendment Incremental Tranche D Lenders as follows:
(a)
Each Borrower is duly authorized to execute and deliver this Amendment and to perform its obligations hereunder;
(b)
The execution, delivery and performance by each Borrower of this Amendment and the consummation of the transactions contemplated hereby is within such Borrower’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action (including by the Governing Board) and, if required, action of the Equity Interest owners, of such Borrower. This Amendment has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(c)
The execution, delivery and performance by each Borrower of this Amendment and the consummation of the transactions contemplated hereby (i) do not require any Governmental Approvals except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law, including any order of any Governmental Authority, in any material respect, except to the extent any such violations, individually and in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (iii) will not violate the Organizational Documents of a Loan Party or any of its Subsidiaries and (iv) will not violate or result (alone or with notice or lapse of time, or both) in a default under any indenture or other agreement or instrument binding upon a Loan Party or any of its Subsidiaries or any of their assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by a Loan Party or any of its Subsidiaries, or give rise to a right of, or result in, any termination, cancellation, acceleration or right of renegotiation of any obligation thereunder, in each case except to the extent that the foregoing, individually and in the aggregate, would not reasonably be expected to result in a Material Adverse Effect;
(d)
The representations and warranties of the Borrowers contained in the Amended Credit Agreement, other than the representations set forth in Section 3.04(c) and Section 3.13 of the Amended Credit Agreement, the Collateral Agreement and in each other Loan Document qualified by materiality are true and correct, and those not so qualified are true and correct in all material respects as of the date hereof and after giving effect to this Amendment, in each case, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct (or true and correct in all material respects, as applicable) as of such earlier date);
(e)
Except as disclosed by the Company to the Lenders or any of their Related Parties in writing prior to the date hereof, since September 30, 2022, there has been no event or condition that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; and
(f)
No Default or Event of Default exists or would result immediately after giving effect to this Amendment (including consummation of the Tenth Amendment Transactions).
5.
Conditions Precedent to Effectiveness. This Amendment, and the obligation of the Tenth Amendment Incremental Tranche D Lenders to fund the Tenth Amendment Incremental Tranche D Loans, shall become effective on the first date (the “Tenth Amendment Effective Date”) when each of the following conditions precedent have been satisfied:
(a)
Each of the Borrowers, the Lenders party hereto (constituting the Required Lenders, determined immediately prior to giving effect to the Tenth Amendment

Transactions) and the Tenth Amendment Incremental Tranche D Lenders shall have executed and delivered to the Administrative Agent this Amendment;
(b)
No Default shall have occurred and be continuing under the Credit Agreement immediately prior to giving effect to this Amendment and no Default shall have occurred and be continuing immediately after giving effect to this Amendment (including consummation of the Tenth Amendment Transactions);
(c)
The Administrative Agent shall have received from each Loan Party a counterpart of the Reaffirmation of Guarantee and Collateral Agreement and the other Loan Documents signed on behalf of such party;
(d)
The Administrative Agent shall have received from the Borrowers any notes required pursuant to Section 2.06(c) of the Credit Agreement signed on behalf of such party;
(e)
The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Tenth Amendment Transactions and this Amendment and any other legal matters relating to the Loan Parties, the Loan Documents or the Tenth Amendment Transactions and this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent;
(f)
The Borrower Representative shall have executed and delivered that certain Tenth Amendment Fee Letter, in form and substance reasonably satisfactory to the Administrative Agent, to the Administrative Agent;
(g)
The Administrative Agent and the Lenders shall have received the Initial Budget, a true and complete copy of which is attached hereto as Annex A;
(h)
The Lenders (including, for the avoidance of doubt, the Tenth Amendment Incremental Tranche D Lenders) and the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Tenth Amendment Effective Date pursuant to the Credit Agreement, this Amendment and/or the Tenth Amendment Fee Letter, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable fees, charges and disbursements of each Lender’s counsel and the Administrative Agent’s counsel, as set forth in an invoice delivered to the Company at least one (1) Business Day prior to the Tenth Amendment Effective Date) required to be paid or reimbursed by any Loan Party under any Loan Document or Section 10 hereof;
(i)
The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Tenth Amendment Effective Date) of Latham & Watkins LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(j)
The Lenders (including, for the avoidance of doubt, the Tenth Amendment Incremental Tranche D Lenders) and the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation, including, without limitation, a duly executed IRS Form W-9 (or such other applicable IRS form) of the Borrowers, in each case to the extent requested in writing at least seven (7) days prior to the Tenth Amendment Effective Date;
(k)
The Administrative Agent shall have received a certificate, dated the Tenth Amendment Effective Date and signed by a Responsible Officer of the Loan Parties, confirming (x) that the Collateral and Guarantee Requirement has been satisfied and (y) compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.03 of the Credit Agreement;
(l)
Each FCC License held by the Loan Parties and their Subsidiaries shall be in full force and effect; and
(m)
The representations and warranties set forth in Section 4 shall be true and correct.
6.
Reference to and Effect Upon the Credit Agreement.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, Birch Grove or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
(b)
On and after the Tenth Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(c)
This Amendment shall be deemed a Loan Document for all purposes under the Amended Credit Agreement and the other Loan Documents.

7.
RELEASE. BY EXECUTION OF THIS AMENDMENT, EACH LOAN PARTY ACKNOWLEDGES AND CONFIRMS THAT SUCH LOAN PARTY DOES NOT HAVE ANY OFFSETS, DEFENSES (OTHER THAN FOR PAYMENT ACTUALLY MADE), CLAIMS OR COUNTERCLAIMS AGAINST ADMINISTRATIVE AGENT OR ANY LENDER, OR ANY OF THEIR SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, PREDECESSORS, SUCCESSORS OR ASSIGNS WHETHER ASSERTED OR UNASSERTED. EACH LOAN PARTY AND ITS SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES, AFFILIATES, PREDECESSORS, EMPLOYEES, AGENTS, HEIRS AND EXECUTORS, AS APPLICABLE (COLLECTIVELY, “RELEASING PARTIES”), JOINTLY AND SEVERALLY, RELEASE AND FOREVER DISCHARGE ADMINISTRATIVE AGENT, EACH LENDER AND THEIR RESPECTIVE SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, SUCCESSORS AND ASSIGNS, FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, SUITS, DEBTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXECUTIONS, CLAIMS, COUNTERCLAIMS AND DEMANDS (“CLAIMS”) WHATSOEVER, ASSERTED OR UNASSERTED, IN LAW OR IN EQUITY WHICH THE RELEASING PARTIES EVER HAD OR NOW HAVE UPON OR BY REASON OF ANY MANNER, CAUSE, CAUSES OR THING WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY PRESENTLY EXISTING CLAIMS WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED, IN EACH CASE ARISING UNDER THE LOAN DOCUMENTS AND BASED IN WHOLE OR IN PART ON FACTS THAT ARE EXISTING ON OR BEFORE THE TENTH AMENDMENT EFFECTIVE DATE; PROVIDED, THAT, WITH RESPECT TO ANY RELEASING PARTIES, THE FOREGOING RELEASE SHALL NOT APPLY TO (W) ANY CLAIMS ARISING AS A RESULT OF NONCOMPLIANCE WITH, OR OTHER MATERIAL BREACH BY, SUCH RELEASEE OF THIS AMENDMENT, (X) ANY CLAIMS RESULTING FROM SUCH RELEASEE’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH, (Y) ANY CLAIMS REGARDING OBLIGATIONS OF SUCH RELEASEE UNDER THIS AMENDMENT OR (Z) ANY CLAIMS ARISING FROM DISPUTES ARISING SOLELY AMONG THE RELEASEES THAT DO NOT INVOLVE ANY ACT OR OMISSION BY ANY RELEASING PARTY OR ITS AFFILIATES. THE PROVISIONS OF THIS SECTION 7 SHALL SURVIVE THE TERMINATION OF THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT, THE COLLATERAL AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE PAYMENT IN FULL OF THE OBLIGATIONS. EACH LOAN PARTY WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH LOAN PARTY UNDERSTANDS THAT THE FACTS WHICH SUCH LOAN PARTY BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN SUCH LOAN PARTY NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED. EACH LOAN PARTY ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH LOAN PARTY FURTHER AGREES THAT THE RELEASE

PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.
8.
No Other Modification. Nothing contained herein constitutes a waiver of compliance with any term or condition contained in the Credit Agreement, the Collateral Agreement or any of the other Loan Documents, or constitutes a course of conduct or dealing among the parties hereto. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.
9.
Signatures; Counterparts; Integration. This Amendment may be executed and delivered by facsimile, portable document format (.pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (including DocuSign), and in multiple counterparts, each of which will be deemed an original, but all of which together will constitute one and the same contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof (but do not supersede any provisions of any separate agreements that do not by the terms thereof terminate upon the effectiveness of this Amendment, all of which provisions shall remain in full force and effect). In the event of any conflict or inconsistency between the provisions of this Amendment and those of any other Loan Document, the provisions of this Amendment shall control; provided further that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict or inconsistency with this Amendment.
10.
Expenses. The Borrowers agree to reimburse the Lenders (including, for the avoidance of doubt, the Tenth Amendment Incremental Tranche D Lenders) and the Administrative Agent for their reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for certain Lenders, and Sheppard Mullin LLP, counsel for the Administrative Agent, as and when required by Section 9.03 of the Credit Agreement.
11.
Successors and Assigns. This Amendment shall be binding on, and shall inure to the benefit of, the successors and permitted assigns of the parties hereto.
12.
GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction, consent to service of process and waiver of jury trial provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
13.
Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
14.
Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
15.
Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Amendment.

[Signature Pages Follow]

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

STARRY, INC., as the Borrower Representative

/s/ Chaitanya Kanojia
By: Chaitanya Kanojia

Title: President

STARRY SPECTRUM HOLDINGS LLC, as a Borrower

By: Starry, Inc. its Sole Member

/s/ Chaitanya Kanojia
By: Chaitanya Kanojia

Title: President

Starry (MA), Inc., as a Borrower

/s/ Chaitanya Kanojia
By: Chaitanya Kanojia

Title: President

STARRY SPECTRUM LLC, as a Borrower

By: Starry, Inc., its Sole Member

/s/ Chaitanya Kanojia
By: Chaitanya Kanojia

Title: President

[Starry – Signature Page to Tenth Amendment]

TESTCO LLC, as a Borrower

By Starry, Inc., its Sole Member

/s/ Chaitanya Kanojia
By: Chaitanya Kanojia

Title: President

WIDMO HOLDINGS LLC, as a Borrower

By Starry, Inc., its Sole Member

/s/ Chaitanya Kanojia
By: Chaitanya Kanojia

Title: President

VIBRANT COMPOSITES INC., as a Borrower

/s/ William Lundregan
By: William Lundregan

Title: President

STARRY INSTALLATION CORP., as a Borrower

/s/ William Lundregan
By: William Lundregan

Title: President

[Starry – Signature Page to Tenth Amendment]

Execution Version

ARROWMARK AGENCY SERVICES LLC, as the Administrative Agent

/s/ David Corkins
By: David Corkins

Title: Authorized Signatory

[Starry – Signature Page to Tenth Amendment]

Execution Version

BIRCH GROVE CREDIT STRATEGIES MASTER FUND LP, as a Tenth Amendment Incremental Tranche D Lender and a Lender

/s/ Todd A. Berry
By: Todd A. Berry

Title: Authorized Signer

[Starry – Signature Page to Tenth Amendment]

Execution Version

AS BIRCH GROVE INVESTMENTS, LLC, as a Tenth Amendment Incremental Tranche D Lender and a Lender

/s/ Todd A. Berry
By: Todd A. Berry

Title: Authorized Signer

/s/ Rodd Evonsky
By: Rodd Evonsky

Title: Authorized Signer

[Starry – Signature Page to Tenth Amendment]

Execution Version

SWISS CAPITAL BG OL PRIVATE DEBT FUND LP, as a Tenth Amendment Incremental Tranche D Lender and a Lender

/s/ Todd A. Berry
By: Todd A. Berry

Title: Authorized Signer

[Starry – Signature Page to Tenth Amendment]

Execution Version

SWISS CAPITAL BG OL PRIVATE DEBT OFFSHORE SPC, as a Tenth Amendment Incremental Tranche D Lender and a Lender

/s/ Todd A. Berry
By: Todd A. Berry

Title: Authorized Signer

[Starry – Signature Page to Tenth Amendment]

Execution Version

BIRCH GROVE PRIVATE CREDIT OPPORTUNITIES MASTER FUND III LP, as a Tenth Amendment Incremental Tranche D Lender and a Lender

/s/ Todd A. Berry
By: Todd A. Berry

Title: Authorized Signer

[Starry – Signature Page to Tenth Amendment]

Execution Version

CP ORION HOLDINGS LLC, as a Tenth Amendment Incremental Tranche D Lender and a Lender

By: Cloverlay Investment Management, LLC,

its Manager

By: Cloverlay Partners Management Company, LLC,

its Manager

/s/ Jeffrey Collins
By: Jeffrey Collins

Title: Managing Principal

[Starry – Signature Page to Tenth Amendment]

Execution Version

HUNT RE INVESTMENTS, LLC, as a Tenth Amendment Incremental Tranche D Lender and a Lender

By: Hunt ELP, Ltd., a Texas limited partnership, its sole Member

/s/ Ryan McCrory
By: Ryan McCrory

Title: Executive Vice President

[Starry – Signature Page to Tenth Amendment]

Execution Version

SG-STARRY, LLC, as a Tenth Amendment Incremental Tranche D Lender and a Lender

By: Alder Companies, LLC (f/k/a Sturm Group, LLC), its Manager

/s/ Stephen F. Sturm
By: Stephen F. Sturm

Title: President & CEO

[Starry – Signature Page to Tenth Amendment]

SCHEDULE 1

[On file with the Administrative Agent.]

[Starry – Signature Page to Tenth Amendment]

Annex A

Initial Budget

[To come.]

[Starry – Signature Page to Tenth Amendment]

EXHIBIT A

Amended Credit Agreement

[See attached.]

US-DOCS\137769361.4

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